Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens Small Cap Core Growth Fund

Citizens Income Fund

Supplement Dated March 20, 2008

To Prospectus Dated October 29, 2007

The portfolio manager table at the bottom of page 6 of the prospectus for the Citizens Small Cap Core Growth Fund is deleted and replaced with the following:

“CO-PORTFOLIO MANAGERS

J. Michael Gallipo, CFA and Jonathan White, CFA. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 28.”

The section of the prospectus entitled “Portfolio Management for Each Fund – Citizens Small Cap Core Growth Fund” on page 28 of the prospectus is deleted and replaced with the following:

“J. Michael Gallipo, CFA (since 2/05)

•	See biographical information under Citizens Emerging Growth Fund.

Jonathan White, CFA (since 2/05)

•	See biographical information under Citizens Core Growth Fund.

Mr. Gallipo is the lead member of the portfolio management team.”

The portfolio manager table at the bottom of page 14 of the prospectus for the Citizens Income Fund is deleted and replaced with the following:

“CO-PORTFOLIO MANAGERS

Jonathan White, CFA and Robert Magan, CFA. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on pages 28 -29.”

The section of the prospectus entitled “Portfolio Management for Each Fund – Citizens Income Fund” on page 29 of the prospectus is deleted and replaced with the following:

“Jonathan White, CFA (since 3/08)

•	See biographical information under Citizens Core Growth Fund.

Robert Magan, CFA (since 3/08)

•	See biographical information under Citizens Core Growth Fund.

Mr. White and Mr. Magan each contributes to the security selection process and make buy and sell decisions for the portfolio.”

The section of the prospectus entitled “The Subadviser” on page 33 of the prospectus is deleted.